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                                    AGREEMENT

         This Agreement, dated and effective August 13, 1999, between and among High Speed Net Solutions, Inc., a Florida corporation (the "Company"), and William R. Dunavant, an individual residing in Weston, Florida.

                                   WITNESSETH:

         WHEREAS, Dunavant owns 250,000 shares of common stock of Summus Technologies, Inc., a Florida corporation (the "Summus Stock"); and

         WHEREAS, Summus Technologies, Inc. is a privately held corporation, there is no registration statement in effect with respect to the sale of the Summus Stock, and no right to register the Summus Stock for sale is expressly or impliedly promised by or anticipated by any of the parties to this Agreement pursuant to or as a result of this Agreement; and

         WHEREAS, the Company is desirous of purchasing the Summus Stock and Dunavant is desirous of selling the Summus Stock to the Company in exchange for the consideration described in Section 2(b) herein;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following respective meanings:

         a. Applicable Law: The Securities Act, the Exchange Act (to the extent applicable to offers or sales of securities) and any applicable state securities law, and the rules and regulations thereunder.

         b. Common Stock: Stock of the Company of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the Board of Directors


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of the Company (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         c. Exchange Act: The Securities Exchange Act of 1934, as now or hereafter amended, and the rules and regulations thereunder which shall be in effect at the time.

         d.       Nasdaq: The Nasdaq Stock Market.

         e. Registrable Securities: (i) The shares of Common Stock to be covered by this Agreement, which, as of the date hereof, are not covered by an effective registration statement under the Securities Act, and (ii) any securities issued or issuable with respect to any such shares (A) by way of stock dividend or stock split or (B) in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. The number of Registrable Shares that are to be covered by this Agreement shall never be less than the number of Registrable Shares computed as of the date of the execution of this Agreement, without respect to any later reverse splits or other corporate acts designed to reduce the number of shares issued or outstanding at any time, and shall be computed as follows:

         i.       Upon the execution of this Agreement, 350,000 shares;

         ii. If the registration statement for the sale of the Registrable Shares does not become effective within 120 days of the execution of this Agreement, an additional 25,000 shares per month for each 30-day period (or portion thereof if more than 15 days) after 120 days from the date of execution of this Agreement.

         f. Securities Act: The Securities Act of 1933, as now or hereafter amended, and the rules and regulations thereunder which shall be in effect at the time.

         g. SEC: The United States Securities and Exchange Commission, or any successor agency responsible for administering the Securities Act;


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         h.       Summus Stock: 250,000 shares of common stock of Summus
Technologies, Inc. a Florida corporation;

         2.       EXCHANGE OF SHARES.

         a. Dunavant agrees to sell and the Company agrees to purchase the Summus Stock, now owned by him, the consideration for which purchase and sale shall be as set forth in Section 2(b), and which purchase and sale shall be contingent on the full completion of the Company's responsibilities under this Agreement.

         b. In exchange for Dunavant's Summus Stock, the Company agrees as follows:

                  i. Simultaneously with the execution of this Agreement by all of the parties hereto, the Company shall deliver to Dunavant (a) $100,000 in cash, and (b) duly-authorized certificates for 350,000 shares of Registrable Securities, bearing a legend referring to the Registration Rights conferred hereby.

                  ii. If a Registration Statement filed with the SEC with respect to the Registrable Shares pursuant to Section 3 hereof has not become effective for any reason on or before 120 days from the date of the execution of this Agreement, then, 135 days from the date of execution of this Agreement, duly-authorized certificates for 25,000 shares of Registrable Securities, bearing a legend referring to the Registration Rights conferred hereby; and each 30 days thereafter at which point a Registration Statement filed with the SEC with respect to the Registrable Shares pursuant to Section 3 hereof has not become effective for any reason, an additional 25,000 shares of Registrable Securities.

         3.       DEMAND REGISTRATION.


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         a.       As expeditiously as possible, but in no event later than 60 days after the date hereof, the Company shall file a registration statement with the SEC on Form S-1, or such other form as the Commission may prescribe for the sale of the Registrable Securities, so as to permit the sale or other disposition of the Registrable Shares promptly upon the effectiveness of such registration. The registration statement shall cover that number of Registrable Shares to which, at the time of the effectiveness of the registration statement, Dunavant shall be entitled pursuant to this Agreement. The registration process with respect to Registrable Securities pursuant to this Section 3 shall be referred to herein as "Demand Registration".

         b. The Company shall thereafter diligently, conscientiously and actively pursue the processing of such registration statement through the Commission's Division of Corporation Finance, and shall use its best efforts to have the registration declared effective by the Company as soon as practicable.

         c. The Company shall maintain the effectiveness of such registration statement and, if necessary, amend the registration statement and supplement the prospectus included therein for a period of no less than two (2) years from the effective date of such registration statement, or such sooner time as counsel for the Company shall render his written unqualified legal opinion, in a form reasonably satisfactory to Dunavant and the Company's Transfer Agent, that Dunavant is legally permitted to sell all such Registrable Securities held by Dunavant without volume restrictions under Rule 144 promulgated under the Securities Act.

         4. EXPENSES OF REGISTRATION. The Company shall be responsible for and shall pay all expenses (including, without limitation, registration fees, filing fees, qualification fees, Blue Sky fees and expenses, Company legal fees and expenses, printing expenses and costs of special


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audits or "cold comfort" letters, underwriting discounts and commissions incident to the Demand Registration.

         5. INDEMNIFICATION. In connection with any registration, qualification, notification, or exemption of Registrable Securities hereunder, the Company and each of its undersigned officers and directors shall indemnify Dunavant against all losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement or prospectus or notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by Dunavant, and the Company, the underwriter for the Company and each person who controls the Company within the meaning of Section 15 of the Securities Act shall be indemnified by Dunavant for all such losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement or any omission or alleged omission, based upon information furnished in writing to the Company by Dunavant for any such use.

         6. REGISTRATION PROCEDURES AND COVENANTS. The Company shall periodically keep Dunavant advised, in writing, as to the initiation progress and effective date of the Demand Registration, and, at the expense of the Company, the Company shall:

         a. unless the Registrable Securities are exempt by law from the blue sky laws of any jurisdiction, use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as Dunavant reasonably requests and do any and


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all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder (provided that the Company will not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section hereof; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction);

         b. cause to be filed any and all notifications to any governmental authority under any federal or state securities law to be sent and any and all listings with any securities exchange or Nasdaq to be obtained, as may be reasonably necessary or advisable to enable Dunavant to consummate the disposition of their Registrable Securities pursuant to the registration;

         c. notify Dunavant at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the occurrence of any event as a result of which the prospectus included in such registration statement contained an untrue statement, and

         d. notify Dunavant of a material fact or omission to state any fact necessary to make the statements therein not misleading, and promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

         e. provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

         7. RULE 144 REPORTING AND SALES. With a view to making available to Dunavant the benefits of certain regulations of the SEC which may permit the sale of the Registrable Securities


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to the public without registration, the Company agrees that, so long as Dunavant owns any Registrable Securities, the Company shall:

         a. make and keep available "public information," as that term is defined in SEC Rule 144 or its successor, and as may be applicable to the Company at the time;

         b. timely file with the SEC all reports and other documents required to be filed under the Securities Act and the Exchange Act, if during such time, the Company shall be required to do so;

         c. comply with all rules and regulations of the SEC applicable in connection with the use of Rule 144; and

         d. take such other actions and furnish Dunavant with such other information as he may reasonably request in order to avail him of the benefits of any rule or regulation of the SEC allowing him to sell any Registrable Securities without registration. The Company also agrees to furnish to Dunavant promptly upon request a written statement by the Company as to its compliance for a period of at least ninety (90) days prior to the date of the certificate with the reporting requirements of the Securities Act and the Exchange Act and a copy of the most recent annual or quarterly report of the Company.

         e. Nothing in this Section 7 or elsewhere in this Agreement shall be construed to limit the Company's obligations with respect to the registration of the Registrable Securities. Dunavant's rights under Rule 144 shall be supplementary to and independent of his rights with respect to the registration of the Registrable Securities, and he may choose, in his sole option and discretion, to avail himself of the benefits under Rule 144.

         8. SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives,


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successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Registration Rights Agreement which are for the benefit of Dunavant shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities, subject to the provisions and obligations hereof.

         9. ENTIRE AGREEMENT AND MODIFICATIONS. This Agreement constitutes the entire understanding between the parties and supersedes all other agreements, whether written or oral, with respect to the transactions contemplated by this Agreement. The Agreement may not be amended or modified by either party unless such amendment or modification is memorialized in a writing signed by each of the parties hereto. Any such amendment or modification of this Agreement shall be binding upon and inure to the benefit of all Holders of Registrable Securities.

         10. WAIVER. Any waiver by either party of any breach of any term or condition in this Agreement shall not operate as a waiver of any other breach of such term or condition or of any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof or constitute or be deemed a waiver or release of any other rights, in law or in equity.

         11. GOVERNING LAW. All issues concerning this Agreement will be governed by and construed in accordance with the laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the law of any other jurisdiction. The parties hereto agree that any action to enforce this Agreement may be properly brought in any court within the State of Florida.

         12. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision


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of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         13. ADDITIONAL STEPS AND PROCEDURES. From time to time after the execution of this Agreement, each of the parties hereto hereby agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper and advisable under applicable laws, rules and regulations to consummate and make effective the transactions contemplated by this Agreement, including using its best efforts to obtain all necessary waivers, consents and approvals. In case at any time after the execution of this Agreement further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each of the parties shall take all such necessary action.

         14. NOTICES. All notices and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

         To the Company:

         High Speed Network Solutions, Inc.
         4542 South Peninsula Drive
         Ponce Inlet, Florida  32127
         Attn:  Michael Cimino

         To Dunavant:

         William R. Dunavant
         2461 Provence Circle


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         Weston, Florida  33327

with a copy to:

         Richard E. Brodsky, P.A.
         Suite 919, 25 SE Second
         Miami, Florida  33131

or to such other place as either party shall have specified by notice in writing to the other.

         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date indicated below:

                                            HIGH SPEED NETWORK SOLUTIONS, INC.
ATTEST:
                                            By: /s/ Michael M. Cimino
                                               ---------------------------------
                                            Its:    Michael M. Cimino, Chairman
                                            PRINT NAME:
--------------------------------                       -------------------------
Secretary                                   DATED:
                                                  ------------------------------


                                            WILLIAM R. DUNAVANT:

ATTEST:
                                            /s/ William R. Dunavant
                                            ---------------------------------
/s/ (illegible signature)                        DATED:     Aug. 13th 1999
-------------------------------

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